                                                                   EXHIBIT 99.3


THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"); OR UNDER ANY APPLICABLE LAW OR REGULATION OF ANY STATE. THIS COMMON STOCK WARRANT MAY NOT BE SOLD, OFFERED, ASSIGNED OR TRANSFERRED UNLESS THE WARRANT IS REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES, ASSIGNMENTS AND TRANSFERS ARE MADE PURSUANT TO THE AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. FURTHERMORE, THESE SECURITIES ARE SUBJECT TO CERTAIN LIMITATIONS ON CONVERSION AS DESCRIBED IN THAT CERTAIN BRIDGE SECURITIES PURCHASE AGREEMENT DATED JUNE 13, 1997 AS AMENDED FROM TIME TO TIME (THE "PURCHASE AGREEMENT") BETWEEN, AMONG OTHERS, THE COMPANY AND THE INITIAL HOLDER HEREOF. THIS COMMON STOCK PURCHASE WARRANT CERTIFICATE REFERS TO AND IS SPECIFICALLY GOVERNED BY CERTAIN PROVISIONS CONTAINED IN THE PURCHASE AGREEMENT, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

                               VISUAL EDGE SYSTEMS INC.

                             COMMON STOCK PURCHASE WARRANT


                                                       DATED:  December 9, 1997




Number of Common Shares:           (Subject to vesting as provided below)

Purchase Price:                    $4.00
Expiration Date:                   December 9, 2002


For identification only. The governing terms of this Warrant are set forth below.

     Visual Edge Systems Inc., a Delaware corporation (the "COMPANY"), hereby
certifies that, for value received,                            or assigns (each
a "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof and prior to the fifth anniversary hereof (the "EXERCISE PERIOD"), at the Purchase Price
hereinafter set forth,                                       fully paid and
nonassessable shares of Common Stock (as hereinafter defined) of the Company. The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

     This Warrant (this "Warrant"; such term to include any warrants issued in substitution therefor) is one of a series of Common Stock Purchase Warrants issued in connection with the Purchase Agreement.

     The purchase price per share of Common Stock issuable upon exercise of this Warrant (the "PURCHASE PRICE") shall initially be $4.00; PROVIDED, HOWEVER, that the Purchase Price shall be adjusted from time to time as provided herein.

     Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Purchase Agreement. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:


          (a) The term "COMPANY" shall include Visual Edge Systems Inc. and any entity that shall succeed or assume the obligations of such corporation hereunder.

          (b) The term "COMMON STOCK" includes (a) the Company's common stock, $.01 par value per share, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency) and
     (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          (c) The term "OTHER SECURITIES" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) that the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or that at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

1.   EXERCISE OF WARRANT.

          1.1. METHOD OF EXERCISE. This Warrant may be exercised in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time during the Exercise Period by the Holder hereof by delivery of a notice of exercise (a "NOTICE OF EXERCISE") substantially in the form attached hereto as EXHIBIT A via facsimile to the Company. Promptly thereafter the Holder shall surrender this Warrant to the Company at its principal office, accompanied by payment of the Purchase Price multiplied by the number of shares of Common Stock for which this Warrant is being exercised (the "EXERCISE PRICE"). Payment of the Exercise Price shall be made, at the option of the Holder, (i) by check or bank draft payable to the order of the Company, (ii) by wire transfer to the account of the Company, (iii) in shares of Common Stock having a Market Price on the Exercise Date (as hereinafter defined) equal to the aggregate Exercise Price or (iv) by presentation and surrender of this Warrant to the Company for cashless exercise (a "CASHLESS EXERCISE"), with such surrender being deemed a waiver of the Holder's obligation to pay all or any portion of the Exercise Price. In the event the Holder elects a Cashless Exercise (which such election shall be irrevocable) the Holder shall exchange this Warrant for that number of shares of Common Stock determined by multiplying the number of shares of Common Stock being exercised by a fraction, the numerator of which shall be the difference between the then current Market Price of the Common Stock and the Purchase Price, and the denominator of which shall be the then current Market Price of the Common Stock. If the amount of the payment received by the Company is less than the Exercise Price, the Holder will be notified of the deficiency and shall make payment in that amount within five (5) Business Days. In the event the payment exceeds the Exercise Price, the Company will promptly refund the excess to the Holder. Upon exercise, the Holder shall be entitled to receive, promptly after payment in full, one or more certificates, issued in the Holder's name or in such name or names as the Holder may direct, subject to the limitations on transfer contained herein, for the number of shares of Common Stock so purchased. The shares of Common Stock so purchased shall be deemed to be issued as of the close of business on the date on which the Company shall have received from the Holder payment in full of the Exercise Price (the "EXERCISE DATE").

          1.2. REGULATION D RESTRICTIONS. The Holder hereof represents and warrants to the Company that it has acquired this Warrant and anticipates acquiring the shares of Common Stock issuable upon exercise of the Warrant solely for its own account for investment purposes and not with a view to or for distributing such securities unless such distribution has been registered with the Securities and Exchange Commission or an applicable exemption is available therefor; PROVIDED that the disposition of such shares of Common Stock shall at all times be and remain within the control of the Holder. At the time this Warrant is exercised, the Company may require the Holder to state in the Notice of Exercise such representations concerning the Holder as are necessary or appropriate to assure compliance by the Holder with the Securities Act.

          1.3. COMPANY ACKNOWLEDGMENT. The Company will, at the time of the exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to the Holder any rights to which the Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Holder any such rights.

          1.4. LIMITATION ON EXERCISE. Notwithstanding the rights of the Holder to exercise all or a portion of this Warrant as described herein, such exercise rights shall be limited solely in the manner set forth in the Purchase Agreement as if such provisions were specifically set forth herein. The rights of the Holder to exercise all or a portion of this Warrant as described herein, such exercise rights shall be limited to the Vested Shares. As used herein, the term "Vested Shares" means (i) 25% of the shares of Common Stock set forth on the cover page of this Warrant on the date hereof (the "Initial Vested Shares"), and
     (ii) 75% of the shares of Common Stock set forth on the cover page of this Warrant on February 1, 1998 (the "Second Vested Shares"); provided the Second Vested Shares shall not vest, and this Warrant shall be solely exercisable for the Initial Vested Shares, if on or before January 31, 1998, the Company repays in full the entire $7,500,000 principal balance due and owing on the Convertible Notes issued pursuant to the Purchase Agreement, together with all accrued and unpaid interest thereon.

2. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant, and in any event within the time periods specified in the Purchase Agreement, the Company at its expense (including the payment by it of any applicable issue, stamp or transfer taxes upon issuance to the Holder) will cause to be issued in the name of and delivered to the Holder thereof, or, to the extent permissible hereunder, to such other person as the Holder may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which the Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the then applicable Purchase Price, together with any other stock or other securities and property (including cash, where applicable) to which the Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

3. ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK PROPERTY, ETC., RECLASSIFICATION, ETC. In case at any time or from time to time the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) by way of dividend or any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock split (adjustments in respect of which are provided for in Section 5), then and in each such event, the Holder of this Warrant, on the exercise hereof as provided in Section 1 shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) that the Holder would have been entitled to receive on the effective date of such event if the Holder had so exercised this Warrant immediately prior thereto, giving effect to all adjustments called for during such period by Sections 4 and 5.

4.   ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.

     4.1. REORGANIZATION, ETC. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which the Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if the Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided herein.

          4.2. DISSOLUTION. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of this Warrant after the effective date of such dissolution pursuant to this
     Section 4 to a bank or trust company, as trustee for the Holder or Holders of this Warrant.

          4.3. CONTINUATION OF TERMS. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 8.

5. ADJUSTMENT FOR EXTRAORDINARY EVENTS. The Purchase Price to be paid by the Holder upon exercise of this Warrant shall be adjusted in case at any time or from time to time the Company should (i) subdivide the outstanding shares of Common Stock into a greater number of shares, (ii) consolidate the outstanding shares of Common Stock into a smaller number of shares, (iii) issue shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock as a dividend to all or substantially all holders of shares of Common Stock or (iv) issue by reclassification of shares of Common Stock, any shares of capital stock of the

Company, in each event pursuant to Article XI of the Purchase Agreement as if such provisions were specifically set forth herein.

6.   EXERCISE PRICE RESET.    [RESERVED]

7.   REDEMPTION.

          7.1. VOLUNTARY REDEMPTION. Provided no Event of Default then exists, the Company may, at any time on or after January 1, 2000 if a Redemption Event (as hereinafter defined) has occurred at its option and following at least thirty (30) days prior written notice to the Holder, redeem (each, a "Redemption") for cash, all or any portion of this Warrant remaining unexercised on the Redemption Date (as hereafter defined) for a redemption price per share (the "Redemption Price") equal to $.10 per share of Common Stock (or Other Securities) which would be issuable upon exercise of this Warrant (the "Warrant Shares"); PROVIDED, HOWEVER, that if (1) the Threshold Price (as hereinafter defined) on the Reference Date (as hereinafter defined) is equal to or in excess of $17.50 and the Redemption Date is between January 1, 2000 and June 30, 2000, then the Company may redeem up to (but not more than) 33a% of the total number of Warrant Shares underlying this Warrant; (2) the Threshold Price on the Reference Date is equal to or in excess of $20.00 and the Redemption Date is between July 1, 2000 and December 31, 2000, then the Company may redeem up to (but not more than) 66b% of the total number of Warrant Shares underlying this Warrant; and (3) the Threshold Price on the Reference Date is equal to or in excess of $22.50 and the Redemption Date is after January 1, 2001, then the Company may redeem up to 100% of the total number of Warrant Shares underlying this Warrant. As used herein, "Redemption Event" shall mean that the Threshold Price preceding any Reference Date equals or exceeds $17.50 per share. As used herein "Threshold Price" shall mean the lowest Closing Bid Price for the Common Stock during the 20 Trading Days ending three days prior to the date on which the Company delivers the Redemption Notice and "Reference Date" shall mean the third (3rd) day preceding the date on which the Redemption Notice is received by the Holder.

          7.2. NOTICE OF REDEMPTION. If the Company elects to redeem any or all of this Warrant pursuant to the terms hereof, the Company shall (i) give not less than thirty (30) days prior written notice of such Redemption (the "Redemption Notice") to the Holder (together with each of the other holders of the warrants of the same class hereof) at such Holder's address as it appears on the books and records of the Company by facsimile transmission (if such Holder shall have provided a facsimile number), and (ii) set aside, apart from its other funds, or provide written evidence reasonably satisfactory to each Holder of the Company's ability to fund the Redemption Price in the amount equal to the Redemption Price subject to Redemption at that time for the benefit of all Holders subject to Redemption; and the Warrant Shares then subject to Redemption and not otherwise converted prior to the Redemption Date shall, on the date which is thirty (30) days after the deposit of Redemption Notice in accordance with clause (i) of this sentence (the "Redemption Date"), cease to be outstanding and the rights of the Holders and owners thereof shall be limited to payment of the Redemption Price thereof. The Company shall deliver the Redemption Price to the Holders in cash or by wire transfer as indicated by the Holder within two (2) business days of the Redemption Date. Should any Holder not receive payment of any amounts due on Redemption of its Warrant Shares by reason of the Company's failure to make payment at the times described above for any reason (other than as a result of any action by Holder in breach of this Warrant or the Purchase Agreement), the Company shall pay to the applicable Holder on demand (x) interest on the sums not paid when due at an annual rate equal to sixteen percent (16%), compounding at the end of each thirty (30) days, until the applicable Holder is paid in full, and (y) all costs of collection, including, but not limited to reasonable attorneys' fees and costs, whether or not suit or other formal proceedings are instituted. The Redemption Price shall (in the reasonable discretion of the Board of Directors of the Company) be adjusted to take into account any stock split or other similar event.

          7.3. SELECTION OF WARRANT SHARES. The Company shall select the Warrants to be redeemed in a Redemption in which not all Warrants of this class are to be redeemed so that the Warrant Shares of each Holder selected for Redemption shall bear the same proportion to the total Warrant Shares owned by that Holder that the proportion of all Warrant Shares selected for Redemption bears to the total number of Warrant Shares. Should any Warrant Shares required to be redeemed under the terms hereof not be redeemed solely by reason of limitations imposed by law, the applicable Warrant Shares shall be redeemed on the earliest possible date that the applicable Warrant Shares may be redeemed to the maximum extent permitted by law. Except as set forth above, the Board of Directors shall prescribe the manner in which any Redemption shall be effected.

8. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant and (c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of this Warrant.

9. ACCOUNTANTS' CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) or the Purchase Price issuable on the exercise of this Warrant, the Company at its expense will cause independent certified public accountants of national standing selected by the Company (which may be the Company's auditors) to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding and
(c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of this Warrant, and will, on the written request at any time of the Holder of this Warrant, furnish to the Holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated. Notwithstanding the foregoing, the Company shall not be required to cause its independent certified public accountants to deliver more than one (1) such certificate in each calendar quarter.

10.  NOTICES OF RECORD DATE, ETC.  In the event of

               (a) any taking by the Company of a record of the holders of any class or securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

               (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to, or consolidation or merger of the Company with or into, any other person, or

               (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such event, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and
(ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any action is to be taken.

11. RESERVATION OF STOCK, ETC. ISSUABLE ON EXERCISE OF WARRANT. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

12. EXCHANGE OF WARRANT. On surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant of like tenor, in the name of such Holder or as such Holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of the Warrant so surrendered.

13. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

14. REMEDIES. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.


15. NEGOTIABILITY, ETC. This Warrant is issued upon the following terms, to all of which each Holder or owner hereof by the taking hereof consents and agrees:

               (a) title to this Warrant may be transferred by endorsement (by the Holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

               (b) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a BONA FIDE purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such BONA FIDE purchaser, and each such BONA FIDE purchaser shall acquire absolute title hereto and to all rights represented hereby;

               (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary; and

               (d) notwithstanding the foregoing, this Warrant may not be sold, transferred or assigned except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or, pursuant to an applicable exemption therefrom (including in accordance with Regulation D promulgated under the Act).

16. REGISTRATION RIGHTS. The Company is obligated to register the shares of Common Stock issuable upon exercise of this Warrant pursuant to the "Second Registration Statement" as defined in a Registration Rights Agreement between the Company and the Holder dated the date of the Purchase Agreement.


17. NOTICES, ETC. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder or, until any the Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

18. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of New York, except where the Delaware General Corporation Law applies. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                                [SIGNATURE PAGE FOLLOWS]

     DATED as of December 9, 1997.


                              VISUAL EDGE SYSTEMS INC.


                              By:  /s/ Alan Lubell
                                  ---------------------------------------
                                   Alan Lubell,
                                   Chairman of the Board and Vice President

                                        EXHIBIT A


                          FORM OF NOTICE OF EXERCISE - WARRANT

                    (To be executed only upon exercise or conversion
                           of the Warrant in whole or in part)

To Visual Edge Systems Inc.

     The undersigned registered holder of the accompanying Warrant hereby exercises such Warrant or portion thereof for, and purchases thereunder, ______________(1) shares of Common Stock (as defined in such Warrant) and herewith makes payment therefor in the amount and manner set forth below, as of the date written below. The undersigned requests that the certificates for such shares of Common Stock be issued in the name of, and delivered to, _________________________________ whose address is ______________
________________________________________________________.

     The Exercise Price is paid as follows:

     -    Bank draft payable to the Company in the amount of $ ________________.
     -    Wire transfer to the account of the Company in the amount of $
          ___________.
     - Delivery of _________ previously held shares of Common Stock having an aggregate Market Price of $ ___________.
     - Cashless exercise. Surrender of ___________ shares purchasable under this Warrant for such shares of Common Stock issuable in exchange therefor pursuant to the Cashless Exercise provisions of the Warrant, as provided in Section 1.1 (iv) thereto.

     Upon exercise pursuant to this Notice of Exercise, the holder will be in compliance with the Limitation on Exercise (as defined in the Securities Purchase Agreement pursuant to which this Warrant was issued).

Dated:  ____________________


                              -------------------------------------------------
                              (Name must conform to name of holder as specified on the face of the Warrant)



______________________
(1) Insert the number of shares of Common Stock as to which the accompanying Warrant is being exercised. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the accompanying Warrant, to the holder surrendering the same.

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


                              By:
                                  ---------------------------------------------
                                    Name:
                                    Title:
                                    Address:



Date of Exercise: _________________________




                                         Page 13